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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated May 5, 1999 in the Registration Statement (Form S-1) and related Prospectus of America's Home Page, Inc. for the registration of 3,248,750 shares of its common stock and 300,000,000 warrants to purchase 10,000,000 additional shares of its common stock.

                                   /s/ Ernst & Young LLP

Phoenix, Arizona
May 5, 1999